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                                                                   EXHIBIT 10.36
                               PINKERTON'S, INC.

                                THIRD AMENDMENT
                         TO REVOLVING CREDIT AGREEMENT

          This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is dated as of February 2, 1999 and entered into by and among Pinkerton's, Inc., a Delaware corporation (the "Company"), the Designated Subsidiaries (as defined in the Credit Agreement referred to below), the financial institutions listed on the signature pages hereof, and Citicorp USA, Inc., as agent for the Lenders (the "Agent"), and, for purposes of Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof) listed on the signature pages hereof, and is made with reference to that certain Revolving Credit Agreement dated as of November 21, 1995 as amended to the date hereof (the "Credit Agreement") by and among the Company, the Designated Subsidiaries, the Lenders, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

           WHEREAS, the Borrowers and the Lenders have entered to the Credit Agreement, which was previously amended as of December 1, 1996 and June 2, 1997, pursuant to which certain credit facilities were extended to the Borrowers; and

           WHEREAS, the Borrowers and the Lenders desire to amend the Credit Agreement to change the covenant requiring the Company to maintain a certain Fixed Charge Coverage Ratio as set forth below;

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1.  AMENDMENT TO THE CREDIT AGREEMENT
           1.1   Amendment to Section 5.01:  Affirmative Covenants
                 -------------------------------------------------
           Subsection 5.01(m) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

           "The Company will maintain at all times a Fixed Charge Coverage Ratio of not less than (i) 1.35 to 1.0 for each four fiscal quarter period ended prior to December 25, 1998, (ii) 1.20 to 1.0 for the four fiscal quarter periods ended on December 25, 1998 and ending on March 19, 1999, and (iii)
     1.35 to 1.0 for each four fiscal quarter period thereafter."

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     Section 2.  COMPANY'S REPRESENTATIONS AND WARRANTIES

           In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

           A.    Corporate Power and Authority.  Each Borrower has all requisite
                 -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

           B.    Authorization of Agreements.  The execution and delivery of
                 ---------------------------
this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower.

           C.    No Conflict.  The execution and delivery by each Borrower of
                 -----------
this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on each Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of each Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of each Borrower or any of its Subsidiaries.

           D.    Governmental Consents.  The execution and delivery by each
                 ---------------------
Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

           E.    Binding Obligation.  This Amendment and the Amended Agreement
                 ------------------
have been duly executed and delivered by each Borrower and are the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

           F.    Incorporation of Representations and Warranties From Credit
                 -----------------------------------------------------------
Agreement. The representations and warranties contained in Article IV of the
---------
Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date,

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in which case they were true, correct and complete in all material respects on and as of such earlier date.

           G.    Absence of Default.  Subject to this Amendment becoming
                 ------------------
effective, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     Section 3.  ACKNOWLEDGEMENT AND CONSENT

           The Company (as Guarantor) is a party to the Guaranty and Pinkerton Service Corporation, a California corporation, and Pinkerton Management Corporation, a California corporation, (each as a Subsidiary Guarantor) are each party to a Subsidiary Guaranty, in each case as amended through the Third Amendment Closing Date, pursuant to which the Guarantor and each Subsidiary Guarantor has guarantied the Obligations. The Guarantor and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties" and the Guaranty and the Subsidiary Guaranties are collectively referred to herein as the "Credit Support Documents."

           Each of the Guarantor and the Subsidiary Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the Guarantor and the Subsidiary Guarantors hereby confirms that each Credit Support Document to which it is a party or otherwise bound will continue to guaranty, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Subsidiary Guarantied Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Subsidiary Guarantied Obligations," as the case may be, in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Amended Agreement.

           Each of the Guarantor and the Subsidiary Guarantors acknowledges and agrees that Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Guarantor and the Subsidiary Guarantors represents and warrants that all representations and warranties contained in the Amended Agreement and in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           Each of the Guarantor and the Subsidiary Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor and the Subsidiary Guarantors are not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit

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Agreement effected pursuant to this Amendment and (ii) nothing in the Credit
Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or Subsidiary Guarantor to any future amendments to the Credit Agreement.

     Section 4.  MISCELLANEOUS

           A.    Reference to and effect on the Credit Agreement and the other
                 -------------------------------------------------------------
Loan Documents.
--------------

                 1. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 2. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

           B.    Fees and Expenses.  Each Borrower acknowledges that all
                 -----------------
costs, fees and expenses as described in Section 9.04 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be paid by the Borrowers in accordance with Section 9.04.

           C.    Headings.  Section and subsection headings in this Amendment
                 --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           D.    Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                 --------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           E.    Counterparts; Effectiveness.  This Amendment may be executed
                 ---------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall be effective as

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of December 25, 1998 (the "Third Amendment Effective Date") upon (i) the execution of a counterpart hereof by each Borrower, each Credit Support Party, the Majority Lenders, and receipt by the Borrowers and the Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the receipt by the Agent of the payments required by the fee letter dated February 2, 1999 executed by the Borrowers and the Agent (the date both conditions are met, the "Third Amendment Closing Date").

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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              PINKERTON'S, INC., as a Borrower and (for purposes of Section 3 only) as a Credit Support Party

                              By:     /S/ JAMES P. MCCLOSKEY
                                   -------------------------------------------
                              Name:   James P. McCloskey
                                   -------------------------------------------
                              Title:  E.V.P. & C.F.O.
                                   -------------------------------------------

                              PINKERTON GMBH HOLDING, as a
                              Borrower

                              By:     /S/ JAMES P. MCCLOSKEY
                                   -------------------------------------------
                              Name:   James P. McCloskey
                                   -------------------------------------------
                              Title:  Managing Director
                                   -------------------------------------------

                              PINKERTON NORTH ATLANTIC
                              LIMITED, as a Borrower

                              By:     /S/ JAMES P. MCCLOSKEY
                                   -------------------------------------------
                              Name:   James P. McCloskey
                                   -------------------------------------------
                              Title:  Director
                                   -------------------------------------------

                              WKD PINKERTON SECURITY SERVICES
                              GMBH & CO. KG, as a Borrower

                              By:  Pinkerton GMBH Holding, its general partner

                              By:     /S/ JAMES P. MCCLOSKEY
                                   -------------------------------------------
                              Name:   James P. McCloskey
                                   -------------------------------------------
                              Title:  Managing Director
                                   -------------------------------------------

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                              PINKERTON MANAGEMENT
                              CORPORATION, (for purposes of Section 3
                              only) as a Credit Support Party

                              By:     /S/ SALLY PHILLIPS
                                   -------------------------------------------
                              Name:   Sally Phillips
                                   -------------------------------------------
                              Title:  Vice President
                                   -------------------------------------------

                              PINKERTON SERVICE CORPORATION,
                              (for purposes of Section 3 only) as a Credit
                              Support Party

                              By:     /S/ SALLY PHILLIPS
                                   -------------------------------------------
                              Name:   Sally Phillips
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------

                              CITICORP USA, INC., as a Lender and as the Agent

                              By:     /S/ J. GREGORY DAVIS
                                   -------------------------------------------
                              Name:   J. Gregory Davis
                                   -------------------------------------------
                              Title:  Vice President
                                   -------------------------------------------

                              CITIBANK, N.A., as Issuing Lender

                              By:     /S/ MARJORIE FUTORNICK
                                   -------------------------------------------
                              Name:   Marjorie Futornick
                                   -------------------------------------------
                              Title:  Vice President
                                   -------------------------------------------

                              BANK OF MONTREAL, as a Lender

                              By:     /S/ SHEILA C. WEIMER
                                   -------------------------------------------
                              Name:   Sheila C. Weimer
                                   ------------------------------------------
                              Title:  Director
                                   -------------------------------------------

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                              DRESDNER BANK AG, as a Lender

                              By:     /S/ A. RICHARD MORRIS
                                   -------------------------------------------
                              Name:   A. Richard Morris
                                   -------------------------------------------
                              Title:  First Vice President
                                   -------------------------------------------

                              By:     /S/ J. MICHAEL LEFFLER
                                   -------------------------------------------
                              Name:   J. Michael Leffler
                                   -------------------------------------------
                              Title:  Senior Vice President
                                   -------------------------------------------

                              PNC BANK, NATIONAL ASSOCIATION, as a Lender

                              By:     /S/ PHILIP K. LIEBSCHER
                                   -------------------------------------------
                              Name:   Philip K. Liebscher
                                   -------------------------------------------
                              Title:  Vice President
                                   -------------------------------------------

                              UNION BANK OF CALIFORNIA, N.A., as a Lender

                              By:     /S/ RONALD L WATTERWORTH
                                   -------------------------------------------
                              Name:   Ronald L. Watterworth
                                   -------------------------------------------
                              Title:  Vice President
                                   -------------------------------------------

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